UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 7, 2013

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 7, 2013, The Hartford Financial Services Group, Inc. issued a press release announcing that it (together, with respect to certain senior debt, with Hartford Life, Inc.) had commenced a tender offer (the “Tender Offer”) to purchase for cash $800 million aggregate principal amount of senior debt. The Tender Offer is being conducted on the terms and conditions set forth in an offer to purchase, dated March 7, 2013, and a related letter of transmittal.

A copy of the March 7, 2013 press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated March 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

March 7, 2013	By:	/s/ Richard G. Costello
	Name:	Richard G. Costello
	Title:	Senior Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated March 7, 2013